UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2023

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
$750 Million Senior Secured Notes Offering
On February 9, 2023, TransDigm Group Incorporated (“TransDigm Group”) announced that its wholly-owned subsidiary, TransDigm Inc., is planning, subject to market and other conditions, to offer $750 million aggregate principal amount of senior secured notes (the “Notes”) pursuant to a confidential offering memorandum in a private placement under Rule 144A and Regulation S of the Securities Act of 1933 (the “Securities Act”). It is expected that the Notes will be guaranteed, with certain exceptions, by TransDigm Group, TransDigm UK Holdings plc and all of TransDigm Inc.’s existing and future U.S. subsidiaries on a senior secured basis.
$4,825 Million Term Loan Refinancing
In connection with the offering of the Notes, TransDigm Group expects to amend the Second Amended and Restated Credit Agreement, dated as of June 4, 2014 (as amended or modified, the “Credit Agreement”), among TransDigm Inc., TransDigm Group, the subsidiaries of TransDigm Inc. party thereto, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent (as successor to Credit Suisse AG) for the lenders, by entering into an Amendment No. 11, Loan Modification Agreement and Refinancing Facility Agreement (the “Credit Agreement Amendment”), pursuant to which, among other things, TransDigm Inc. will incur up to $4,825 million of new tranche I term loans (the “New Tranche I Term Loans”) with a maturity date in August 2028 and make certain other amendments to the Credit Agreement. The New Tranche I Term Loans are expected to bear interest at a rate of Adjusted Term SOFR plus an applicable margin to be determined based on market conditions. The closing of the offering of the Notes is conditioned on the closing of the Credit Agreement Amendment. The completion of the Credit Agreement Amendment is subject to market and other conditions and there can be no assurance as to whether or when the Credit Agreement Amendment may be completed, if at all.
Use of Proceeds
TransDigm Group intends to use the net proceeds of the offering of the Notes, together with the net proceeds of the New Tranche I Term Loans and cash on hand, to repay all outstanding tranche E term loans and tranche F term loans under the Credit Agreement and to pay related fees and expenses.
The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act of 1933 (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been (and will not be) registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, applicable state securities or blue sky laws and foreign securities laws.
This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this Current Report on Form 8-K in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.
* * * * *
The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Forward-Looking Statements
The statements in this Current Report on Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that could cause TransDigm Group’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: the ability to successfully complete the offering of the Notes, the issuance of the New Tranche I Term Loans and the repayment of the outstanding tranche E term loans and tranche F term loans under the Credit Agreement and payment of related fees and expenses using the net proceeds of the offering of the Notes, together with the net proceeds of the New Tranche I Term Loans and cash on hand; the impact that the COVID-19 pandemic has on TransDigm Group’s business, results of operations, financial condition and liquidity; the sensitivity of TransDigm Group’s business to the number of flight hours that TransDigm Group’s customers’ planes spend aloft and its customers’ profitability, both of which are affected by general economic conditions; current and future geopolitical or other worldwide events; cybersecurity threats, natural disasters and climate change-related events; TransDigm Group’s reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier, including government audits and investigations; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions; TransDigm Group’s indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; climate-related regulations; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with TransDigm Group’s international sales and operations; and other risk factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael Lisman
Name:	Michael Lisman
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: February 9, 2023